                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Century Bancshares, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ ] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     [X] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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
                            CENTURY BANCSHARES, INC.
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

                  NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 6, 1997

TO THE HOLDERS OF COMMON STOCK
  OF CENTURY BANCSHARES, INC.:

         Notice is hereby given that the 1997 Annual Meeting of the Stockholders ("Annual Meeting") of Century Bancshares, Inc. ("Company") will be held at The Club at Franklin Square, 1300 I ("Eye") Street, N.W., Lobby Level, Washington, D.C. 20005 at 11:00 a.m. (local time) on Friday, June 6, 1997, for the following purposes:

         1. to elect a Board of eight directors to serve until the 1998 Annual Meeting of Stockholders of the Company, and until their respective successors have been elected and qualified;

         2. to consider and act upon a proposed amendment to the Company's Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from two million to five million shares; and

         3. to transact such other business as may properly come before the meeting or any adjournment thereof.

         All holders of common stock of record at the close of business on April 15, 1997 are entitled to vote at the Annual Meeting and any adjournment thereof. A list of such stockholders will be available at the time and place of the meeting and during the ten days prior to the meeting, at the Company's principal office, at 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004

         Stockholders are cordially invited to attend the meeting in person.

                                            By Order of the Board of Directors


                                            /s/  William C. Oldaker
                                            ----------------------------------
                                            William C. Oldaker
                                            Secretary
Washington, D.C.
April 28, 1997


                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED; THEREFORE, YOU ARE URGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE ENCLOSED PROXY. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, MERELY SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

                            CENTURY BANCSHARES, INC.
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

                                 PROXY STATEMENT
                                       FOR
                       1997 ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 6, 1997

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation by, and on behalf of, the Board of Directors of Century Bancshares, Inc. ("Company") of proxies for use at the 1997 Annual Meeting of Stockholders of the Company to be held on Friday, June 6, 1997 at 11:00 a.m. (local time), at The Club at Franklin Square, 1300 I ("Eye") Street, N.W., Lobby Level, Washington, D.C. 20005, and any adjournment thereof ("Annual Meeting"), for the purposes set forth in this Proxy Statement and the accompanying Notice. It is anticipated that this Proxy Statement, the Notice, and the enclosed form of proxy will be mailed to stockholders on or about April 28, 1997.

PROXIES

         For the proxy solicited hereby to be voted, the enclosed form of proxy must be signed (as registered), dated, and returned to the Company in a timely manner. Proxies in the enclosed form that are properly executed and received by the Company prior to or at the Annual Meeting will be voted in accordance with the directions set forth therein. If no direction is made, a proxy that is properly executed and received by the Company and which is not revoked will be voted FOR the election of all nominees for director named herein to serve on the Board of Directors until the 1998 Annual Meeting of Stockholders and until their successors are duly elected and qualified, and FOR approval of the proposal to amend the Company's Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from two million to five million shares. The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other matter, not known or determined at the time of the solicitation of proxies, properly comes before the Annual Meeting, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

         Please ensure that your shares will be voted by signing (as registered), dating and returning the enclosed form of proxy in the enclosed postage-paid envelope. A stockholder may revoke a proxy at any time prior to its use by delivering to the Secretary of the Company a signed notice of revocation or a later dated signed proxy, by attending the Annual Meeting and voting in person, or by giving notice of revocation of the proxy at the Annual Meeting. Attendance at the Annual Meeting will not in itself constitute the revocation of a proxy. Prior to the Annual Meeting, any written notice of revocation or subsequent proxy should be sent so as to be delivered to the Corporate Secretary, Century Bancshares, Inc., 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004, or hand delivered to the Corporate Secretary at the aforementioned address at or before the taking of the vote at the Annual Meeting.

VOTING SECURITIES

         The Board of Directors of the Company has fixed the close of business on April 15, 1997 as the record date ("Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had issued and outstanding 1,158,267 shares of its common stock, $1.00 par value ("Common Stock"), the only class of voting securities outstanding. Only the record owners of the Common Stock are entitled to notice of, and to vote at, the Annual Meeting.

QUORUM AND OTHER MATTERS

         The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting. Shares of Common Stock represented by a properly executed and returned proxy will be counted as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as authorizing the casting of a vote or abstaining. Shares of Common Stock held by nominees that are voted on at least one matter coming before the Annual Meeting will also be counted as present for purposes of determining a quorum, even if the beneficial owner's discretion has been withheld (a "non-vote") for voting on some or all other matters. In deciding all questions, each share of Common Stock is entitled to one vote, in person or by proxy. Votes at the Annual Meeting will be tabulated by an Inspector of Election appointed by the Company.

         The Company's Certificate of Incorporation, as amended, provides that amendments thereto must be approved by the affirmative vote of the holders of at least two-thirds of the outstanding shares of capital stock of the Company entitled to vote thereon. Accordingly, an abstention or a non-vote with respect to the proposed amendment to the Company's Certificate of Incorporation, as amended, will have the effect of a vote against the proposal. Directors are elected by a plurality of the shares present in person or by proxy at a meeting at which a quorum is present. All other matters properly to come before the Annual Meeting for which the Company's Certificate of Incorporation, as amended, does not require the affirmative vote of the holders of two-thirds of the outstanding shares of capital stock of the Company, require the approval of a majority of outstanding shares of capital stock of the Company entitled to vote and present, in person or by proxy, at the Annual Meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following table sets forth the name, address and number of shares of Common Stock owned beneficially at the Record Date by (a) each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock; (b) each nominee to serve as director of the Company; (c) each of the Company's executive officers named in the Summary Compensation Table; and (d) all executive officers and directors of the Company as a group. No executive officer or director of the Company has any family relationship with any other officer or director. Unless otherwise indicated, all shares are owned directly and the owner has sole voting and investment power with respect thereto.

Name and Address                                 Amount and Nature of                Percent
of Beneficial Owner                              Beneficial  Ownership               of Class
-------------------                              ---------------------               --------

Joseph S. Bracewell                                   143,230 (1)                    11.86%
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

George Contis, M.D.                                    90,014 (2)                     7.73%
1716 Wilson Boulevard
Arlington, VA 22209

John R. Cope                                           29,107(3)                       2.50%
2000 K Street, N.W.
Suite 500
Washington, D.C. 20006

Bernard J. Cravath                                     65,437 (4)                      5.57%
9812 Falls Road
Suite 201
Potomac MD  20854

Neal R. Gross                                         122,660 (5)                     10.39%
1323 Rhode Island Avenue, NW
Washington, DC 20005

Thomas B. Hoppin                                       27,310 (6)                      2.35%
1716 Wilson Boulevard
Arlington, VA 22209

Joseph H. Koonz, Jr.                                   67,761 (7)                      5.81%
2020 K Street, N.W
Suite 500
Washington, D.C. 20006

William S. McKee                                       60,632 (8)                      5.18%
1730 Penn. Ave., NW
12th Floor
Washington, D.C.  20006

William C. Oldaker                                     66,781 (9)                      5.66%
818 Connecticut Avenue, N.W.
Suite 1100
Washington, DC  20006

All directors, and executive                          672,932                         51.48%
officers as a group (9 persons)

-------------------------------

(1) Includes 3,288 shares held by minor children, 20,957 shares held as Trustee, 34,377 shares held for the benefit of Mr. Bracewell in the Company's 401(k) plan, and 6,439 shares held in individual retirement accounts. Also includes 26,481 shares issuable upon exercise of options which are exercisable within the next 60 days, 2,247 shares held by minor children issuable upon exercise of currently exercisable warrants, and 20,957 shares held as Trustee issuable upon exercise of currently exercisable warrants.

(2) Includes 35,780 shares held by Medical Services Corporation International Profit Sharing Plan and Trust of which Dr. Contis is Trustee, 6,718 shares issuable upon exercise of currently exercisable options, and 34,248 shares issuable upon the exercise of currently exercisable warrants.

(3) Includes 13,314 shares held in the John R. Cope Rollover IRA, 7,523 shares issuable upon exercise of currently exercisable options, and 279 shares issuable upon exercise currently exercisable warrants. Also includes 838 shares held by Mr. Cope's spouse, 3,073 shares in a family trust of which Mr. Cope is Trustee, and 2,977 shares held in trust for a minor child.

(4) Includes 1,237 shares held by Mr. Cravath's wife, 7,523 shares issuable upon exercise of currently exercisable options, and 8,694 shares issuable upon exercise of currently exercisable warrants.

(5) Includes 6,718 shares issuable upon exercise of currently exercisable options and 16,038 shares issuable upon exercise of currently exercisable warrants.

(6) Includes 1,500 shares issuable upon exercise of currently exercisable options and 3,375 shares issuable upon exercise of currently exercisable warrants.

(7) Includes 7,523 shares issuable upon exercise of currently exercisable options and 60,238 shares held jointly with Mr. Koonz's spouse.

(8) Includes 7,194 shares issuable upon exercise of currently exercisable options and 4,194 shares issuable upon exercise of currently exercisable warrants.

(9) Includes 7,523 shares issuable upon exercise of currently exercisable options and 14,469 shares issuable upon exercise of currently exercisable warrants. Also includes 10,586 shares held in individual retirement accounts.

                              ELECTION OF DIRECTORS

         Each of the eight persons identified in the table below is a nominee for election as a director of the Company and is currently an incumbent director. The term of office for which the following persons are nominated will expire at the time of the 1998 Annual Meeting of Stockholders of the Company and when their respective successors shall have been elected and qualified. Should any nominee for the office of director named herein become unable or unwilling to accept nomination or election, the person or persons acting under the proxies will vote for the election in his stead of such other person as the Board of Directors may recommend. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected to office, and to the knowledge of the Board of Directors, the nominees intend to serve the entire term for which election is sought.

         Directors will be elected by a plurality vote of the shares of Common Stock present, in person or by proxy, at the Annual Meeting. The Board of Directors recommends a vote FOR each of the nominees listed and, unless marked to the contrary, proxies received from a stockholder will be voted for the election of such nominees.

         The following table sets forth certain information regarding the nominees for election to the Board of Directors of the Company.

                                                   Positions with Company,
       Name                   Age                Bank and Business Experience
-------------------           ---           ------------------------------------

Joseph S. Bracewell           50            Chairman of the Board, President
                                            and Chief Executive Officer of the
                                            Company since 1985; Director and
                                            Chief Executive Officer of Century
                                            National Bank ("the Bank") since
                                            1982 and Chairman thereof since
                                            1985; President of the Bank from
                                            1982 to 1988 and since August, 1996.

George Contis, M.D.           63            Director of the Company since
                                            1995; Director of the Bank since
                                            1989.  Physician and the President
                                            of Medical Services Corporation
                                            International, an international
                                            contract provider of medical
                                            services, for more than the past
                                            five years.

John R. Cope                  54            Director and Vice President of the
                                            Company since 1985; Director of the
                                            Bank since 1982; Vice Chairman of
                                            the Bank since 1985 and General
                                            Counsel thereof since 1986. Partner
                                            in the law firm of Bracewell &
                                            Patterson, L.L.P., Washington, D.C.
                                            for more than the past five years.

Bernard J. Cravath            65            Director of the Company since 1987
                                            and Assistant Secretary since 1991;
                                            Director of the Bank from 1984 to
                                            1986. President of Reality
                                            Properties Inc., a real estate
                                            investment corporation, since 1984.
                                            Attorney in private practice for
                                            more than the past five years.

Neal R. Gross                 53            Director of the Company since 1995;
                                            Director of the Bank since 1992.
                                            Chairman and Chief Executive Officer
                                            of Neal R. Gross and Co., Inc., a
                                            corporation providing court
                                            reporting services to attorneys,
                                            the federal government, and other
                                            private organizations and
                                            individuals, for more than the  past
                                            five years.

Joseph H. Koonz               62            Director of the Company since 1985;
                                            Director of the Bank from 1982 to
                                            1987. Partner in the law firm of
                                            Koonz, McKenney, Johnson, DePaolis &
                                            Lightfoot, Washington, D.C., and its
                                            predecessors for more than the past
                                            five years.

William S. McKee              53            Director of the Company since 1992;
                                            Director of the Bank from 1986 to
                                            1992. Partner in the law firm of
                                            King and Spalding, Washington, D.C.,
                                            for more than the past five years.

William C. Oldaker            55            Director of the Company since 1985
                                            and Secretary since 1992; Director
                                            of the Bank since 1984. Attorney in
                                            the law firm of Manatt, Phelps,
                                            Phillips & Kantor, Washington, D.C.,
                                            from 1987 to 1993. Partner in the
                                            law firm of Oldaker, Ryan, Phillips
                                            and Utrecht, Washington, D.C. since
                                            1993.

         The Board of Directors met 14 times in 1996. All members other than Dr. Contis attended more than 75% of the meetings of the Board of Directors during 1996. Messrs. Bracewell, Contis, Cope, Gross, and Oldaker also serve on the Board of Directors of the Bank, which met 12 times during 1996. Each of such members attended more than 75% of such meetings.

         The Company has committees for Audit and Executive Compensation. For the sake of convenience, these committees have overlapping memberships and meet at the same time as committees of the Bank performing similar functions. The Audit Committee, which met four times during 1996, consists of Company Directors Cravath (Chair) and Gross. The Executive Compensation Committee, which met four times during 1996, consists of Company Directors Oldaker (Chair), Cope, and Cravath. Messrs. Cope, Koonz, and Oldaker serve as the Stock Option Committee designated by the Board of Directors to administer the Company's stock option plan. The Company does not have a standing nominating committee or other committee serving a similar function. Members of the Board of Directors of the Company also serve on other committees, formal and informal, with directors and members of senior management of the Bank.

                                  COMPENSATION


EXECUTIVE COMPENSATION

         The following table sets forth the compensation for each of the last three years awarded to, earned by, or paid to the Chief Executive Officer of the Company and the other executive officers of the Company whose salaries and bonuses exceeded $100,000 for the last completed fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                               Long-Term
                                                                             Compensation
                                                                             ------------
                                            Annual Compensation                 Options
Name and Principal         ------------------------------------------------     No. Of           All Other
      Position             Year        Salary       Bonus(1)      Other (2)     Shares        Compensation (3)
----------------------     ----       --------      --------      ---------     ------        ----------------
Joseph S. Bracewell        1996       $182,300       $   -0-        $10,750      2,735             $1,592
Chairman of the Board      1995        182,300         7,000          9,420      1,500              1,800
President, and CEO of      1994        182,300        11,841          9,420      1,500              1,705
Company; Chairman of
the Board, President,
and CEO of the Bank

Thomas B. Hoppin (4)       1996       $ 88,760       $   -0-        $ 6,336      1,763
President of the Bank      1995        117,288         5,000          8,100      1,500
                           1994        111,124         7,220          8,100      1,500

-----------------------

(1) These payments are listed in the year accrued and earned, but each was paid in the following year.

(2) Amounts in this column represent (a) contributions to the executive's 401(k) plan account and (b) director fees deferred by the executive pursuant to the deferred compensation program for directors. Contributions to the 401(k) plan on behalf of Mr. Bracewell and Mr. Hoppin, respectively, were $4,750 and $2,136 during 1996; $4,620 and $4,500 during 1995; and $4,620 and $4,500 during 1994. During 1996, 1995, and 1994, Mr. Bracewell deferred $6,000, $4,800, and $4,800, respectively, pursuant to the deferred compensation program for directors. During 1996, 1995, and 1994, Mr. Hoppin deferred $4,200, $3,600, and $3,600, respectively pursuant to the deferred compensation program for directors.

(3) Includes the dollar value of insurance premiums paid by the Company with respect to the term life insurance portion of split dollar policies in which the Company has the full interest in the cash surrender value. During 1996, 1995, and 1994, the Company held three split dollar policies covering Mr. Bracewell.

(4) Mr. Hoppin resigned as President of the Bank effective August 14, 1996; however, he remains a director of the bank.

BOARD COMPENSATION

         Each member of the Board of Directors of the Company and/or the Bank receives a retainer of $4,200 annually ($6,000 for those director serving on the Boards of both the Company and the Bank) provided the director attends at least two-thirds of the meetings of the Board of Directors. The payment of the cash retainer may be deferred at the Director's option in return for a deferred compensation agreement pursuant to which the director receives future retirement benefits and/or the director's beneficiary receives certain benefits upon the director's death. To provide funding for these future retirement and death benefits, the Company uses the deferred retainer fees to pay premiums on life insurance policies for participating directors. Directors who do not elect the deferred compensation option receive cash fees of $350 per meeting attended. Effective January 1, 1996, additional compensation of $50 per meeting is paid to those directors serving on the Executive Loan Committee ("ELC") which meets on a weekly basis. During 1996, $16,000 in cash fees were paid to the directors for attending Board and ELC meetings, and $15,000 in premiums were paid on life insurance policies for directors participating in the deferred compensation program. As of December 31, 1996, the Company had $442,000 in deferred compensation liability accrued on its books with respect to payments due to directors under this program.

COMPENSATION COMMITTEE REPORT

To the Board of Directors

         As members of the Compensation Committee, it is our duty to establish the compensation level of the executive officers, to award bonuses to the executive officers and to approve the Company's benefit plan arrangements.

         The base salary level of the executive officers is recommended to the Compensation Committee by the CEO. Factors considered by the CEO are typically subjective, such as his perception of the individual's performance and any planned changes in functional responsibility, and also include such factors as prior year compensation levels and general inflationary considerations. The profitability of the Company and the market value of its stock are not primary considerations in setting executive officer base compensation, although significant changes in these items are subjectively considered. The Committee has reviewed the base compensation for Mr. Joseph S. Bracewell and does not recommend any change for 1997.

         The Committee considers bonuses for the executive officers, including Mr. Bracewell, after subjectively considering the profitability of the Company and individual performance. In making such determination, the Committee does not apply any specific criteria. The perquisites and other benefits received by Mr. Bracewell that are reported in the Summary Compensation Table are provided primarily pursuant to existing employee benefit programs.

         No member of the Compensation Committee is a former or current paid officer or employee of the Company or any of its subsidiaries.

                                            Compensation Committee

                                            William C. Oldaker
                                            John R. Cope
                                            Bernard J. Cravath

STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The following report by the Stock Option Committee to the Board of Directors discusses the factors the Stock Option Committee considers when determining the number of shares which will be made subject to stock options granted to the executive officers of the Company.

To the Board of Directors:

         As members of the Stock Option Committee it is our duty to administer the Company's 1994 Stock Option Plan. Administering the plan includes awarding stock options to the executive officers.

         Stock options are a component of compensation that is intended to retain executives and to motivate executives to improve stock market performance. The number of options granted to each executive officer was determined by taking a percentage of salary and dividing that amount by the fair market value per share on the first business day of the year. The percentages are recommended annually by the CEO (subject to the approval of the Committee). The percentage recommended for Mr. Joseph S. Bracewell for 1996 was 9 percent. The option price was the fair market value of the Company's common stock on the date of the grant.

                                            Stock Option Committee

                                            John R. Cope
                                            Joseph H. Koonz
                                            William C. Oldaker

STOCK OPTIONS PLANS

         In 1986, the Company adopted an Incentive Stock Option Plan for Key Employees, a Nonqualified Stock Option Plan for Key Employees, and a Non-Qualified Stock Option Plan for Directors (collectively, the "1986 Plans") in order to encourage ownership of Common Stock by key employees and directors of the Company and its subsidiaries. The 1986 Plans expired during 1992 and 1993; however, certain options granted under the 1986 Plans are still exercisable by the optionees.

         The Company has reserved 150,000 shares of its Common Stock for the issuance of incentive stock options and nonqualified stock options to directors and key employees under the Century Bancshares, Inc. 1994 Stock Option Plan (the "1994 Plan"). The Board of Directors approved the 1994 Plan in April 1994, and it was approved by the Company's stockholders in May 1994. The 1994 Plan is administered by the Company's Compensation Committee and provides that the options granted under the 1994 Plan may be either incentive stock options pursuant to Section 422A of the Internal Revenue Code of 1986, as amended, or nonqualified options.

         During fiscal 1996, options to purchase 1,500 shares of the Common Stock were granted to each non-employee director of the Company and the Bank under the 1994 Plan at a purchase price of $6.00 per share.

         As of March 31, 1997, options to purchase 136,012 shares of Common Stock at exercise prices ranging from $1.61 to $6.00 were outstanding (including 33,095 options issued pursuant to the 1986 Plans). There are 56,020 shares of Common Stock available for future grants under the 1994 Plan.

         During the fiscal year ended December 31, 1996, the Company granted the following options to purchase Common Stock to the executive officers of the Company listed in the Summary Compensation Table.

                      OPTIONS GRANTED TO EXECUTIVE OFFICERS
                               IN FISCAL YEAR 1996

                                                                                               Potential Realizable
                              Number of          % of Total                                     Value at Assumed
                             Securities            Options                                        Annual Rate of
                             Underlying          Granted to         Per Share                       Stock Price
                               Options          Employees in        Exercise      Expiration     Appreciation for
      Name                     Granted              1996            Price           Date            Option Term
--------------------        ------------     ------------------     ---------     ----------   --------------------
                                                                                                 5%           10%
                                                                                                 --           ---
Joseph S. Bracewell             2,735               1.88%           $6.00         5/21/2006     $10,320     $26,153

Thomas B. Hoppin (1)            1,763               1.21%           $6.00         8/14/1996       N/A         N/A
                                1,500                N/A             6.00         5/21/2006       5,660      14,344

-----------------

(1) Granted on May 21, 1996 and subsequently forfeited upon Mr. Hoppin's resignation as president of the Bank. Mr. Hoppin, as a director of the Bank, was granted an option to purchase 1,500 shares on August 15, 1996 ("August Option"). The calculations in the table relate to the August Option.

During the fiscal year ended December 31, 1996, the following options were exercised by the executive officers of the Company listed in the Summary Compensation Table.

                      OPTIONS EXERCISED IN LAST FISCAL YEAR
                           AND YEAR-END OPTION VALUES


                                                        Number of Securities           Value of Unexercised
                                                       Underlying Unexercised          In-the-Money Options
                      Shares                            Options at Year End                at Year End
                   Acquired On         Value       ----------------------------     ----------------------------
  Name               Exercise        Realized      Exercisable    Unexercisable     Exercisable    Unexercisable
-----------        -----------       --------      -----------    -------------     -----------    -------------
Joseph S.               3,067         $ 5,092       $26,456           3,275          $108,399        $ 5,829
Bracewell                  25              67

Thomas B.               2,478         $ 4,246         1,500            -0-              1,500           -0-
Hoppin                 15,221          43,405

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During 1996, the Company and Mr. Bracewell entered into an Employment Agreement which became effective on September 1, 1996 and will terminate on August 31, 1998 unless renewed by the parties on written notice. Under the Employment Agreement, Mr. Bracewell receives an annual salary of $182,300, the use of a Company car, the payment by the Company of life insurance premiums, and certain membership dues. Upon termination of Mr. Bracewell's employment during the term of the Employment Agreement (except by the reason of his death or upon termination by the Company for cause), or if the Company elects not to renew the Employment Agreement, Mr. Bracewell would be entitled to receive a payment in an amount equal to twice his annual salary, maintenance of certain health care and life insurance benefits for a period of one year subject to extension after such time at Mr. Bracewell's expense, and all his stock options would automatically vest. If Mr. Bracewell elects not the renew the Employment Agreement upon its expiration, the Employment Agreement provides for a severance payment in the amount of his annual salary. In the event of a change of control, Mr. Bracewell may terminate the Employment Agreement within sixty (60) days after such change of control. Under the Employment Agreement, a "change of control" means (i) the acquisition by any person or group of persons of beneficial ownership of securities representing more than 50% of the Company or the Bank, (ii) a reorganization with respect to which those persons who had been beneficial owners do not, following such reorganization, beneficially own shares representing more than 50% of the combined voting power of the voting securities of the resulting corporation,
(iii) a sale of substantially all the assets of the Company or the Bank, (iv) the cessation for any reason of the individuals who constituted the Board of Directors of the Company on the date of the Employment Agreement (the "Incumbent Board") to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to the date of the Employment Agreement whose election or whose nomination for election by the Company's stockholders was approved by a majority vote of the directors comprising the Incumbent Board is, for purposes of the agreement, considered to be a member of the Incumbent Board, or (v) a change in the Company's status requiring prior notice to the Board of Governors of the Federal Reserve System and/or the Office of the Comptroller of the Currency pursuant to the Change in Bank Control Act of 1978 and regulations promulgated thereunder. Mr. Bracewell has agreed not to compete with the Company during the term of Employment Agreement and for 12 months thereafter.

         During 1996, the Bank made loans in the ordinary course of business to certain of the directors and executive officers of the Company and its subsidiaries, their associates, and members of their immediate families. These loans were made on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with others and do not involve more than normal risk of collectibility or present other unfavorable features. Loans to directors, executives officers and principal stockholders of the Company and to directors and officers of its subsidiaries are subject to limitations contained in the Federal Reserve Act, the principal effect of which is to require that extensions of such credits satisfy the foregoing standards. As of March 31, 1997, loans outstanding to the directors and executive officers and their immediate families totaled $3,556,027 (net of participations sold to other banks on a non-recourse basis), which represented approximately 5% of total loans outstanding as of that date.

         With respect to banking transactions other than loans, during 1996 the Company and its subsidiaries had such transactions in the ordinary course of business with many of their directors, executive officers, principal stockholders and other affiliates; however, transactions with such persons were on substantially the same terms as those that could be obtained from unaffiliated third parties and those prevailing for comparable transactions with others.

         Mr. Cope, a director of the Company and the Bank, is a member of Bracewell & Patterson, L.L.P., a law firm that was retained by the Company and its subsidiaries during 1996.

                               EXECUTIVE OFFICERS

         The only executive officer of the Company is Joseph S. Bracewell. See "Election of Directors" for certain information with respect to the age, positions and length of service with the Company, and the business experience, of such executive officer. During his tenure as President of the Bank, Thomas B. Hoppin was also deemed to be an "executive officer" of the Company because he performed a policy making function for the Company.

              AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION,
                AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED
                             SHARES OF COMMON STOCK

         The Board of Directors has proposed an amendment to the Company's Articles of Incorporation, as amended (the "Articles"), to increase the number of authorized shares of Common Stock from two million to five million shares. The Board of Directors recommends a vote FOR such proposal.

         The initial authorized capitalization of the Company was established at the time of the Company's incorporation in 1985. Since that time, the Company has from time to time financed the growth of its business through the issuance of additional shares of Common Stock, and has used options to purchase Common Stock as a means to obtain and retain qualified employees. In addition, in recent years the Company has declared a number of stock dividends. As a result of these activities and other activities over a twelve year period, as of April 15, 1997 the Company has 1,158,267 shares of Common Stock issued and outstanding, an aggregate of 320,875 shares of Common Stock reserved for issuance upon the exercise of options and warrants to purchase Common Stock, and 56,020 shares of Common Stock reserved for issuance upon exercise of future stock options granted under the 1994 Plan. Consequently, only 464,838 shares of Common Stock remain available for unrestricted issuance by the Company from time to time.

         The Board of Directors believes that it would be desirable to have additional authorized shares available for use by the Company. The availability of additional authorized shares will enhance the Company's ability to meet advantageous market conditions for the sale of additional Common Stock, for the acquisition of desirable assets or companies and for other corporate purposes, including attracting and retaining qualified employees.

         Although the Company monitors the financial markets and other business opportunities available to it in an effort to be prepared to take advantage of relatively attractive market conditions and other opportunities, the Company currently has no understandings or agreements for the issuance of securities. No stockholder of the Company has, or will have, any preemptive or other right to acquire additional authorized and unissued shares of Common Stock. Depending on the amount of or purpose for which additional shares are issued, approval of the Company's stockholders may or may not be required. Issuance of additional shares might, under certain circumstances, dilute either stockholder's equity or voting rights, or both.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the rules promulgated thereunder require every person who is the beneficial owner of more than ten percent of any class of any equity security (other than an exempted security) which is registered pursuant to
Section 12 of the Exchange Act, or who is a director or executive officer of an issuer of such security, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of such securities. During the year ended December 31, 1996, the Company did not have any class of equity security registered pursuant to Section 12 of the Exchange Act. Accordingly, during 1996, the Company directors, executive officers and greater than ten percent stockholders were not subject to the reporting requirements of Section 16(a) of the Exchange Act.

                            EXPENSES OF SOLICITATION

         The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company. Solicitations of proxies are being made by the Company through the mail and may also be made in person or by telephone. Directors and employees of the Company may be utilized in connection with such solicitations. The Company also will request brokers and nominees to forward soliciting materials to the beneficial owners of the Common Stock held of record by such persons and will reimburse them for their reasonable forwarding expenses in connection therewith.

                   DATE OF SUBMISSION OF STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the 1998 Annual Meeting must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting on or before January 29, 1998.

                                  OTHER MATTERS

         The Company is not aware of any business to be acted on at the Annual Meeting other than that which is explained in this Proxy Statement. In the event that any other business calling for a vote of the stockholders is properly presented at the meeting, the proxies will be voted in accordance with the discretion of the persons named therein.

                       FORM 10-K AVAILABLE WITHOUT CHARGE

         The Company's Annual Report on Form 10-K has been filed with the Securities and Exchange Commission and may be obtained without exhibits at no charge by writing to: Corporate Secretary, Century Bancshares, Inc., 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004.

                                            By Order of the Board of Directors


                                            /s/ William C. Oldaker
                                            ----------------------------------
                                            William C. Oldaker
                                            Secretary

April 28, 1997

                                  P R O X Y

                            CENTURY BANCSHARES, INC.
                              1875 Eye Street, N.W.
                             Washington, D.C. 20006

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John R. Cope and Bernard J. Cravath, and each of them, as Proxies with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Century Bancshares, Inc. held of record by the undersigned as of April 15, 1997 at the 1997 Annual Meeting of Stockholders to be held on Friday, June 6, 1997 at 11:00 a.m. (local time) at The Club at Franklin Square, 1300 I ("Eye") Street, N.W., Lobby Level, Washington, D.C. 20005 or any adjournment thereof.

1) ELECTION OF DIRECTORS to serve until the 1998 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

                FOR all nominees listed              WITHHOLD AUTHORITY
         -----  below (except as listed       -----  to vote for all nominees
                to the contrary below)               listed below

Joseph S. Bracewell, George Contis, John R. Cope, Bernard J. Cravath, Neal R. Gross, Joseph H. Koonz, Jr., William S. McKee, and William C. Oldaker

INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.




2) APPROVAL OF THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION, AS AMENDED, to increase the number of authorized shares of the Company's Common Stock from two million to five million shares.

                FOR                     AGAINST                       ABSTAIN
         -----                  -----                         -----

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment thereof.


               THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED
              IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
                 STOCKHOLDER. IF NO DIRECTION IS MADE, THIS
                    PROXY WILL BE VOTED FOR ALL PROPOSALS
                      DESCRIBED ABOVE AND OTHERWISE IN
                       THE DISCRETION OF THE PROXIES.

           (Please sign and date this proxy on the reverse side.)

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                        Dated:             , 1997
                                               ------------



                                        ---------------------------------------
                                        (Print Name)


[address label]
                                        ---------------------------------------
                                        (Stockholder's Signature)



                                        ---------------------------------------
                                        (Print Name)



                                        ---------------------------------------
                                        (Stockholder's Signature)



         PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.



                         I plan to attend the Annual Meeting.
                   -----